PROPERTY, PLANT AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2014
PROPERTY, PLANT AND EQUIPMENT, NET [Abstract]
Schedule of Property, Plant and Equipment
	At December 31,
	2013	2014

Buildings	$31,454	$30,744
Leasehold improvements	948	929
Furniture, fixtures and equipment	4,461	4,593
Motor vehicles	538	556
Plant and machinery	11,105	11,569
Total	48,506	48,391
Less: Accumulated depreciation	(16,610)	(18,064)
Property, plant and equipment, net	$31,896	$30,327